TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated January 5, 2016

to the Prospectus dated May 1, 2015

Transamerica Variable Annuity Series	Members® Variable Annuity Series
Partners Variable Annuity Series	Transamerica Advisor EliteSM II
Transamerica AxiomSM II	Transamerica Income EliteSM II
Transamerica PrincipiumSM III	Transamerica Advisor EliteSM Variable Annuity
Transamerica LandmarkSM Variable Annuity	Members® LandmarkSM Variable Annuity
Members® FreedomSM Variable Annuity	Income EliteSM Variable Annuity
Transamerica ExtraSM Variable Annuity	Members® ExtraSM Variable Annuity
Transamerica LibertySM Variable Annuity	Members® LibertySM Variable Annuity
Transamerica AxiomSM Variable Annuity	Transamerica PrincipiumSM II Variable Annuity
Transamerica Variable Annuity O-Share	Transamerica Retirement Income Plus®
Transamerica FreedomSM Variable Annuity

You may have already received notice that an underlying money market fund offered in your Transamerica variable annuity is converting to a “government money market fund,” or you may receive such notice in the upcoming months. This supplement is to provide additional information as to what impact this has on you as a contract holder. Please refer to the notice from the mutual fund provider for additional details regarding such conversion.

The conversion to a government money market fund is in response to the Securities and Exchange Commission (“SEC”) adopting amendments to the rules that govern money market mutual funds under the federal securities laws. Generally, these amendments classify money market funds into three categories: government, retail and institutional.

In addition to other requirements, under these amendments, retail and institutional money market funds are required to decide whether to potentially implement an up to 2% “liquidity fee” or suspend redemptions for up to 10 business days if the fund’s weekly liquid assets fall below certain levels. However, government funds do not have to comply with these requirements. To avoid potentially having to implement these requirements due to the complexities involved, many mutual fund companies are converting the money market funds they offer to a government money market fund.

Also as a result of the amendments, a government money market fund must invest 99.5% or greater of its total assets in cash, government securities or fully collateralized repurchase agreements. This is in contrast to the current requirement, which only mandates that 80% of total assets be held in such investments. There is no requirement about the type of investor that may invest in a government money market fund, and accordingly, it may have retail and institutional investors. In addition, government money market funds may seek a stable $1.00 NAV. Most notably, as stated above, government funds are not required to impose fees and gates.

If a conversion is occurring for the money market fund offered in the product you own, you will receive notice from the Transamerica Money Market Fund. In most cases, you will not need to take any action as a result of these changes. Please refer to the notice from the Transamerica Money Market Fund as to the details regarding such conversion.

If you have any questions, please contact us at (800) 525-6205.